UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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[X]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
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     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                    Floridino's International Holdings, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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



                    FLORIDINO'S INTERNATIONAL HOLDINGS, INC.
                            3560 CYPRESS GARDENS ROAD
                             WINTER HAVEN, FL 33884


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The 2001 Annual Meeting of Shareholders of Floridino's International Holdings, Inc., a Florida corporation (the "Company"), will be held on Wednesday, August 29, 2001 at 8:00 A.M., local time, at 3560 Cypress Gardens Road, Winter Haven, Florida 33884, for the following purposes:

1. To amend the Company's Articles of Incorporation to increase the authorized shares of common stock from 25,000,000 to 100,000,000 shares.

2. To amend the Company's Articles of Incorporation to provide for 20,000,000 shares of preferred stock.

3. To amend the Company's Articles of Incorporation to change the Company's name to "Synergy Food Service International, Inc.".

4. To elect four (4) directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified;

5. To ratify the Company's 2001 Equity Compensation Plan for employees, non-employee directors and consultants and advisors to the Company; and

6. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

         Only holders of record of the common stock of the Company at the close of business on July 5, 2001 will be entitled to receive notice of and to vote at the meeting.

         Whether or not you plan to attend the meeting in person, you are requested to complete and return the enclosed proxy in the accompanying envelope. If you later decide to revoke your proxy, you may do so at any time before it is exercised.


                                         By Order of the Board of Directors

                                         /s/ Nick Pirgousis
                                         --------------------------------------
                                         Nick Pirgousis, Chairman of the Board

                    FLORIDINO'S INTERNATIONAL HOLDINGS, INC.
                            3560 CYPRESS GARDENS ROAD
                             WINTER HAVEN, FL 33884

                                 PROXY STATEMENT


         This Proxy Statement is furnished pursuant to and in connection with the solicitation of the enclosed proxy by the Board of Directors of Floridino's International Holdings, Inc. (the "Company") for use at the 2001 Annual Meeting of Shareholders to be held on Wednesday, August 29, 2001 at 8:00 A.M. at 3560 Cypress Gardens Road, Winter Haven, Florida 33884 and at any adjournments thereof. Shareholders who sign and return a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company. This Proxy Statement and the enclosed proxy card are being mailed to shareholders commencing on or about August 3, 2001.

OUTSTANDING VOTING SECURITIES AND VOTING REQUIREMENTS

         The close of business on July 5, 2001 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting or at any adjournments or postponements thereof. As of the Record Date, there were 6,924,300 shares of common stock outstanding. Each share of common stock outstanding on the Record Date will be entitled to one vote on each matter to come before the Meeting.

         Proxies that are completed, signed and returned to the Company prior to the Annual Meeting will be voted as specified. Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below and (b)in favor of all other proposals described in the Notice of Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, those shares will be voted in accordance with the specification so made.

         The affirmative vote of a majority of all votes cast will be required to approve each of Proposals 1, 2, 3 and 5. Directors will be elected by plurality of all votes cast (Proposal 4) which means that nominees receiving the greatest number of votes will be elected.

         If a shareholder abstains from voting as to any matter (or indicates a "withhold vote for" as to directors), then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "no-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matters.

AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION

         On April 30, 2001 the Company's Board of Directors approved and recommended that the Company's Articles of Incorporation be amended and restated to (1) increase the shares of common stock authorized for issuance by the Company from 25,000,000 shares to 100,000,000 shares, (2) provide for 20,000,000 shares of preferred stock to be issued in such classes and series and with such designations, rights powers and preferences as the Board of Directors may authorize at any time and from time to time; and (3) change the Company's name to "Synergy Food Service International, Inc." The form of Amended Articles is attached to this Proxy Statement as Exhibit A. If approved by the Company' shareholders at the Annual Meeting on August 29, 2001, the Amended Articles will become effective upon filing with the Secretary of State of the State of Florida. The following are the proposals of the Board of Directors:

PROPOSAL 1 - INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Board recommends for shareholder approval an increase in the shares of common stock authorized for issuance by the Company from 25,000,000 shares to 100,000,000 shares. From time to time the Company may consider acquisitions or other transactions which may require the issuance of shares of its common stock. The Company presently has not entered into any definitive agreement for any such acquisition but has been in negotiations with several food service businesses regarding their possible acquisition by the Company. Such acquisitions, if any, are expected to be made through a negotiated purchase price which may consist of stock, cash or a combination of both. Management believes that the increase in the number of authorized shares of common stock is in the best interest of the Company and its shareholders since the additional shares will provide the Company with the flexibility of having a significant number of equity securities available to effect potential acquisitions of food service and related companies.

          In addition, the Board believes that the increase in the authorized but unissued common stock will enable the Company to secure alternative sources of financing through the possible private and/or public sale of its securities. This anticipated flexibility in financing options will provide the Company with the ability to seek potential acquisitions of food service and related companies and for expenditures such as marketing, advertising and general working capital as may be necessary in the future.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THIS PROPOSAL.

PROPOSAL 2 - AUTHORIZE 20,000,000 SHARES OF PREFERRED STOCK

         The Board recommends for shareholder approval an amendment to the Articles of Incorporation to provide for 20,000,000 shares of preferred stock to be issued in such classes and series and with such designations, rights, powers and preferences as the Board of Directors, in its discretion, may authorize without shareholder approval at any time and from time to time. This means that the shareholders will not have the ability to vote on the issuance of any shares of preferred stock in the future if this proposal is approved by the shareholders at the Annual Meeting. Such authorization to issue preferred stock affords the Company with alternative means and a broader choice in the type of securities it has available to effect potential acquisitions of food service and related companies. It will provide the Company with flexibility and options it may require to negotiate more favorable terms in such anticipated acquisitions which it does not have the ability to do within the Company's present capital structure.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THIS PROPOSAL.


PROPOSAL 3 - CHANGE OF COMPANY NAME


         The Board recommends for shareholder approval an amendment to the Articles of Incorporation to change the Company's name to "Synergy Food Service International, Inc.". In keeping with the Company's plan to direct its energy and resources in the food service business through acquisitions of food service companies in the United States, the Board of Directors deems it advisable and in the best interests of the Company and its shareholders to change the Company's name to "Synergy Food Service International, Inc." to reflect this change in its anticipated future business to a food service company and to promote public recognition of the Company.

         The change in the corporate name will not affect the status of the Company or the rights of any shareholder in any respect, or the transferability of stock certificates presently outstanding. In connection with the name change, the Company intends to apply for a new trading symbol with the OTC Bulletin Board. If the proposal is approved by the shareholders, both the name change and change of trading symbol will be effective as soon as practicable after the Meeting.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THIS PROPOSAL.

No Dissenter's Rights

         Shareholders are not entitled to dissenter's rights with respect to the Company's proposed amendments to its Articles of Incorporation under Florida law, the jurisdiction in which the Company is incorporated, or under the Company's Articles of Incorporation.

PROPOSAL 4 -ELECTION OF DIRECTORS

         Four (4) directors, as set forth in the following table, have been nominated to stand for election to the Company's Board of Directors at the 2001 Annual Meeting of Shareholders to hold office for a term of one year and until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal). The accompanying proxy is intended to be voted for the election of nominees for director named below. In the event that any nominee becomes unable or unwilling to serve as director for any reason, the persons named in the enclosed proxy will vote for a substitute nominee in accordance with their best judgment. The Board of Directors has no reason to believe that any nominees will be unable or unwilling to serve as director if elected.
                                                                 Served as
                                                                 ---------
            Name                               Age               Director Since
            ----                               ---               --------------

            Nick Pirgousis                     46                January 1999
            Frank Dolney                       46                January 1999
            William C. Keeler                  47                N/A
            Roman Fisher                       54                July 2000

         A brief listing of the principal occupation, other major affiliations and age of each nominee and each director follows:


NICK PIRGOUSIS
--------------


         Nick Pirgousis has been Chairman of the Board since January 1999 and served as Chief Executive Officer from June 1999 until November 1999. From early 1998 until its purchase by the Company in November 1998, he owned and operated Zoop Soups, Inc. Since 1982, he has been part owner of and has managed two Silver Spurs restaurants located in New York City.


FRANK DOLNEY
------------


         Frank Dolney has been Secretary/Treasurer and a director of the Company since January 1999. He has been a director of Solar Enterprises, Inc., a reporting company, since January 2001 and its President since May 2001. From November 1998 to December 2000, he was a trader for Generic Trading of Philadelphia, LLC. From March 1997 to November 1998, he was a consultant for Vistra Growth Partners. From August 1996 through March 1997, Mr. Dolney was an investment executive with Werbel Roth Securities and from October 1995 to August

1996 he was an investor relations consultant for John Weil and Co. From 1990 to 1995, Mr. Dolney worked with AT Broad & Company in New York as an investment executive identifying corporate finance and merger and acquisition candidates for top management. Mr. Dolney graduated from Hofstra University in 1979 with a Bachelors of Business Administration in Finance and Economics.


WILLIAM C. KEELER
-----------------


         William C. Keeler has been the Company's Chief Executive Officer since November 1999. From January 1998 to November 1999, Mr. Keeler worked as Vice President of Sales and Marketing for Bari Importing Corp. From 1994 to May 1995, he was regional sales manager, from May 1995 to September 1996, he was general sales manager, and from September 1996 to January 1998, he was vice president of sales, all at Rykoff Sexton US Food Services. Mr. Keeler was district sales manager and district sales director at Sysco Foods from 1991 to 1994. Prior to being territory and district sales manager and director of corporate produce sales for White Swan Food Service from 1984 to 1991, Mr. Keeler was the franchise owner of five Kentucky Fried Chicken franchises from 1978 to 1984.


ROMAN FISHER
------------


Roman Fisher has served as a director of the Company since July 2000. Since October 1998 he has been Executive Vice-President of Bork Consulting Corporation, a private consulting company. Mr. Fisher was President and a director of Globaltron Corporation., a publicly traded telecommunications company (formerly known as Win-Gate Equity Group, Inc.) from its inception in May 1996 until January 2000 and served on its Board of Directors until October 2000. Since June 1999 he has served on the Board of Directors of Investors Street, a NASD member broker-dealer. He has been a director of Solar Enterprises, Inc., a reporting company, since January 2001 and its Secretary since May 2001. From 1985 to 1998, he was an executive with Metropolitan Health Networks, a publicly traded company. He received a Masters of Science degree from Nova University in 1984 and his law degree from the University of Basel, Switzerland in 1972.


Compensation of Directors

         The directors who are employees of the Company, with the exception of William C. Keeler who is Chief Executive Officer, do not receive any cash compensation for their services on the Board of Directors. All directors are reimbursed for travel expenses incurred in connection with attending Board of Directors and committee meetings.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 Act, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of the Company. Executive officers, directors, and greater than ten-percent shareholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon the Company's review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the 2000 fiscal year, the Section 16(a) filing requirements applicable to Messrs. Nick Pirgousis, Dolney, Keeler, Floridino, Fisher, George Pirgousis and Scott relating to the filing of their respective Initial Statement of Beneficial Ownership on Form 3 were filed late one time only.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


         During 2000, the Board of Directors met nine (9) times. Each director attended at least 75% of the meetings of the Board.

         The only standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating committee. The entire Board of Directors makes the selection of nominees for the Board of Directors.

         Audit Committee
         ---------------

         The Audit Committee is presently comprised of William Scott and Roman Fisher. The duties of the Audit Committee are (a) to review and monitor accounting policies and control procedures of the Company, including recommending the engagement of independent auditors, (b) reviewing the scope of the audit, (c)having general responsibility for all related auditing matters, and (d) reporting its recommendations and findings to the full Board of Directors.

           The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee is composed of outside directors who are not officers or employees of the Company or its subsidiaries. In the opinion of the Board of Directors and as "independent" is defined under the standards of the National Association of Securities Dealers, Inc., these directors are independent of management and free of any relationships that would interfere with their exercise of independent judgment as members of the Audit Committee. The Audit Committee did not meet in fiscal 2000 as it was established in late December 2000.


         Compensation Committee
         ----------------------

         The Compensation Committee was established by the Board of Directors in April 2001 when it approved the 2001 Equity Compensation Plan (the "Plan"). It is presently comprised of Roman Fisher and Nick Pirgousis. The Compensation Committee will administer the Plan. The Compensation Committee has not held any meetings since its formation but will meet if the Plan is approved by the shareholders to administer the Plan.

AUDIT AND NON-AUDIT FEES

         For the fiscal year ended December 31, 2000, fees for services provided by Berkovits, Lago & Company LLP were as follows:

         A. Audit Fees. Audit fees billed by Berkovits, Lago & Company LLP with respect to the 2000 audit and reviews were $ 60,271.

         B. Financial Information Systems Design Implementation Fees. No services were performed by, or fees incurred to, Berkovits, Lago & Company LLP in connection with financial information design and implementation projects for 2000.

         C. All Other Fees. There were no other fees billed by Berkovits, Lago & Company LLP with respect to fiscal 2000.

EXECUTIVE COMPENSATION

         The following table sets forth the total compensation awarded to the executive officers of the Company where aggregate compensation for services in all capacities rendered during the year ended December 31, 2000 exceeded $ 100,000:

                                    Summary Compensation Table

                                    Annual Compensation                Long Term Compensation
                                    -------------------                -----------------------
                                                            Awards                    Payouts
                                                          ----------                 ----------
Name
and                                        Annual    Restricted    Under-               Other
Principal                                  Compen-     Stock       lying     LTIP       Comp-
Position       Year     Salary   Bonus     sation      Awards     Options   Payouts    ensation
---------      ----     ------   -----     ------      -------    -------   -------    --------

William C.     2000   $122,307     0          0          0           0         0          0
Keeler, CEO
------------------------------------------------------------------------------------------------

         The Company has not had a bonus, profit sharing or deferred compensation plan for the benefit of its employees, officer or directors. The Company has no plans at the present time to compensate its directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth the information, as of July 20, 2001, with respect to of the beneficial ownership for any person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and the ownership of Common Stock of the Company by each director and executive officer of the Company and all directors and executive officers as a group:

Name and Address of                  Amount and Nature of           Percent
Beneficial Owner                     Beneficial Ownership          of Class (1)
-----------------                    --------------------          ------------

Hynford Holdings Ltd.                     500,000                    6.1%
Cable Beach Court - Ste. #1
Nassau, Bahamas

Chevas Holdings Ltd.                      500,000                    6.1%
66-Musard Road
London, UK

Almond Resources Ltd. (2)               1,302,243                   15.8%
28 Coral Drive, The Grove
P.O. Box CB-11728
Nassau, Bahamas

Toho Ventures LLC (3)                   1,680,000                   20.4%
494 LaGuardia Place
New York, New York 10012

Raffles Toho Ltd. (4)                     464,000                    5.6%
494 LaGuardia Place
New York, New York 10012

William C. Keeler                          23,000                      *
5836 Spruce Creek Drive
Fort Orange, Florida

Michael Floridino (3)                     159,200                    1.9%
3560 Cypress Gardens Road
Winter Haven, Florida 33884

William Scott (4)                          40,000                      *
95 Madison Avenue
Morristown, New Jersey

Frank Dolney (5)                        1,680,000                   20.4%
4291 Old Nine Foot Road
Winter Haven, FL 33880

Nick Pirgousis (5) (6)                  2,144,000                   26.1%
494 La Guardia Place
New York, NY 10012

Roman Fisher                                    0                      0
3100 N. Ocean Blvd., #809
Ft. Lauderdale, FL 33308

All Directors and
Executive Officers as
 group (5 persons)                      2,207,000                   26.8%

----------------------------------------------------------------------
* Less than 1 %


(1) Percent of Class is based on 8,226,543 shares of Common Stock outstanding as of July 20, 2001.

(2) These shares were issued upon conversion of the principal and accrued unpaid interest on a $750,000 principal amount 9% Cumulative Convertible Promissory Note by the holder in July 2001.

(3) Michael Floridino resigned as an officer and director of the Company on June 29, 2001.

(4) Mr. Scott is not standing for re-election as a director.

(5) As of July 20, 2001, Nick Pirgousis, Chairman of the Board, and Frank Dolney, Secretary, Treasurer and a director, own 100% of Toho Ventures LLC, which owns 1,680,000 shares of Common Stock of the Company. The corresponding amount of shares beneficially owned by Nick Pirgousis and Frank Dolney each individually include all 1,680,000 shares of the Common Stock of the Company owned beneficially through Toho Ventures LLC in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (the "Exchange Act").

(6) As of July 20, 2001, Nick Pirgousis, Chairman of the Board, is the sole beneficial owner of Raffles Toho Ltd., which owns 464,000 shares of the Common Stock of the Company. The corresponding amount of shares beneficially owned by Nick Pirgousis includes the 464,000 shares of Common Stock of the Company owned beneficially through Raffles Toho Ltd. in accordance with Rule 13d-3 of the Exchange Act.


        Rule 13d-3(d)(1)(i) under the Exchange Act, regarding the determination of beneficial owners of securities, includes as beneficial owners of securities, among others, any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power and/or investment power with respect to such securities; and, any person who has the right to acquire beneficial ownership of such security within sixty days through a means, including, but not limited to, the exercise of any option, warrant, right or conversion of a security. Any securities not outstanding that are subject to such options, warrants, rights or conversion privileges shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

         The Company has been advised that each of the persons listed above has sole voting, investment, and dispositive power over the shares indicated above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         During the last two (2) years, the Company has not entered into a transaction with a director, nominee for director, executive officer or beneficial owner of 5% or more of the Company's Common Stock or any member of the immediate family of the foregoing, where the amount involved exceeds $60,000, except as disclosed in the following paragraphs:

         (a) In May 1999, the Company issued 50,000 shares of Common Stock with a market value of $425,000 to Michael Floridino, the Company's then president, in connection with the purchase of three (3) parcels of real estate located at 1810 3rd Street, S.E., Winter Haven, Florida, 300 Cypress Gardens Blvd, Winter Haven, Florida 33880, 3560 Cypress Gardens Road, Winter Haven, Florida 33884. The properties acquired by the Company were the sites of two restaurants to be operated by the Company, and the Company's executive offices. The consideration paid to Michael Floridino for the properties was determined solely upon their fair market value in accordance with inquiries and appraisals made by the Company, independent of Mr. Floridino, through various real estate brokers in the Winter Haven, Florida area. The total market value of the three properties, not reduced by mortgages, liens and encumbrances, was approximately $639,000. In January 2000, the Company assumed the liabilities and encumbrances on each of the properties which aggregated $389,000, thus reducing the market value to $250,000. In consideration for the Company assuming the liabilities, Mr. Floridino returned 25,000 shares of the common stock to the Company's treasury. Such shares had a market value of $212,500, thus reducing the consideration paid to Mr. Floridino to $212,500. Management believes that the transaction was effected on terms as favorable as would have been available from an unaffiliated third party.

         (b) During the course of the 1999 fiscal year, the Company received funding for the renovation of the space for the Company's New York restaurant from Raffles Toho Inc., in the total sum of approximately $258,020. Raffles Toho is wholly owned by the Chairman of the Board of Directors of the Company, Nick Pirgousis. Mr. Pirgousis secured these funds for the Company at a time when funding from other sources was not readily available. However, Mr. Pirgousis abstained from the vote of the Board of Directors which approved each of the loans. The loans are evidenced by four promissory notes. The terms of the notes provide for interest to be assessed at an annual rate of 8.25%. The individual notes held by Raffles Toho, issued on August 31, 1999, are for $120,435 and $72,197. These had a balloon payment due on September 1, 2000. A third individual note issued on August 31, 1999 for $45,388 had a balloon payment due on January 1, 2000. A fourth individual note issued on December31,1998 for $20,000 had a balloon payment due January 1, 2000. In November 2000, the maturity dates of all four promissory notes were extended to January 1, 2002. Accrued, unpaid interest on each of the notes is $18,211, $10,917, $9,356 and $4,123, respectively. None of the accrued, unpaid interest has been included in the amounts payable on the extended notes. Management believes that the loans were effected on terms as favorable as would have been available from an unaffiliated third party.

         (c) The Company subleases the space for Floridino's Cafe, the Company's Manhattan restaurant, from an entity which is owned by Nick Pirgousis, the Company's Chairman of the Board and a majority shareholder. The rent paid for the space is the same as is paid by the related party for the space to the unaffiliated third party landlord. In fiscal 2000, the amount paid to the related party was $136,800. The lease is in the name of the entity owned by Mr. Pirgousis. If a new lease were entered into by the Company and the landlord, management believes that the monthly rent would be materially increased by the landlord. Accordingly, management believes that the transaction was effected on terms as favorable as would have been available from an unaffiliated third party.


         (d) The Company has contracted with a company owned by the manager of the New York restaurant, who is a distant cousin of the Company's Chairman of the Board, to purchase food and beverages from his company for sale to several Barnes and Noble Bookstores in New York city. The total amount paid in fiscal 2000 was $522,649. The price of the goods received from this company are approximately 20% less than can be obtained from a competitor.

         (e) In May 2000, Frank Dolney, secretary, treasurer and a director of the Company, loaned the Company $60,000. The loan, which is unsecured, bears no interest and is payable upon demand. The proceeds were used by the Company for working capital.


         (f) In October 2000, the Company's Chairman of the Board, Nick Pirgousis, and secretary, treasurer and a director, Frank Dolney, pledged 1,000,000 shares of the Company's Common Stock owned by Toho Ventures Ltd., a company owned and controlled by Messrs. Pirgousis and Dolney, to a financial institution in order to secure a $250,000 loan to the Company to be used for working capital. The loan, which bears interest at 15% per annum, was due June 30, 2001 but has been extended to September 15, 2001. The pledge of these shares by Messrs. Pirgousis and Dolney was at no cost to the Company. Management believes that the loan was effected on terms as favorable as would have been available from an unaffiliated third party.

         (g) In June 2001, in connection with management's plan to focus on the food service business, the Company entered into an agreement with Michael Floridino, the Company's then president and a director, to transfer certain assets of the Company related to its closed restaurant operations in Florida, including equipment, leases, menu recipes, trademarks and trade names, and its restaurant franchises to Mr. Floridino in exchange for the return by Mr. Floridino to the Company's treasury of 350,000 shares of Common Stock he beneficially owned with a market value of approximately $350,000. The assets transferred to Mr. Floridino had a value of approximately $250,000. In addition, the Company issued a promissory note to Mr. Floridino for monies owed in the principal amount of $27,000 which was reduced to $17,000 by the payment to Mr. Floridino of franchise fees from a franchisee of $10,000. Mr. Floridino did not vote on the transaction and resigned as president and a director effective June 29, 2001. Management believes that the transaction was effected on terms as favorable as would have been available from an unaffiliated third party.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES SET FORTH HEREIN.


PROPOSAL 5 - RATIFICATION OF THE 2001 EQUITY COMPENSATION PLAN


         On April 30, 2001 the Company's Board of Directors adopted the 2001 Equity Compensation Plan (the "Plan") and recommends that it be ratified by the shareholders. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide an additional incentive to the Company's employees, directors and consultants and advisors, and to promote the success of the Company's business. The Plan provides for the issuance to Company employees, non-employee directors and consultants and advisors shares of Common Stock pursuant to the grant of incentive stock options, non-qualified stock options and restricted stock. A total of 5,000,000 shares of the Company's Common Stock have been reserved for issuance under the Plan. The Plan is administered by the compensation committee of the Board of Directors which is currently comprised of Nick Pirgousis and Roman Fisher. The statements in this Proxy Statement concerning the terms and provisions of the Plan are summaries only and do not purport to be complete. All such statements are qualified in their entirety by reference to the full text of the Plan, which is attached hereto as Exhibit B.

         Subject to the provisions of the Plan, the compensation committee has the authority to determine to whom stock options and restricted stock awards are granted and the terms of any such grant, including the number of shares subject to, the exercise price and vesting provisions, of the award. The option price per share of the Common Stock under the Plan will be determined by the compensation committee at the time of each grant, provided, however, that the exercise price per share of any incentive stock option may not be less than the fair market value of the Company's Common Stock at the time of the grant of such option. In addition, if any person possessing more than 10% of the voting power of all classes of the Company's outstanding capital stock is granted an incentive stock option, the exercise price per share must equal at least 110% of the fair market value of the Company's Common Stock on the grant date and the term of the option may not exceed five years. Payment for the exercise of an option may be made by cash, check or any other instrument as the compensation committee may accept, including at the discretion of the compensation committee, unrestricted shares of the Company's Common Stock. If the Company undergoes a change of control, all outstanding options of restricted stock will become fully vested unless the compensation committee determines otherwise. In a change of control situation, the compensation committee may require that an option holder surrender his or her stock option in exchange for a number of shares of the Company's Common Stock with a value equal to the excess of the fair market value of the surrendered stock over the option price of such stock.

         In the event that the Plan is not ratified by the shareholders at the 2001 Annual Meeting, the Company will still be able to issue non-qualified options, not incentive options, under the Plan. As of the date of this Proxy Statement, there have been no options granted under the Plan.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THIS PROPOSAL.


EXPENSES OF SOLICITATION

         The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries, and other custodians their reasonable fees and expenses for sending proxy material to principals and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, or by telephone, facsimile transmission or other means of electronic communication, by directors and by officers and other regular employees of the Company.

ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2001with financial statements and exhibits will be furnished by the Company upon request made to the Company at 3560 Cypress Gardens Road, Winter Haven, FL 33884, Attention: Shareholder Services.

SHAREHOLDER PROPOSALS

         Any shareholder proposal submitted under SEC Rule 14a-8 for inclusion in the proxy statement for the Company's 2001 Annual Meeting must be received by the Company no later than February 1, 2002, at the Company's principal executive offices located at 3560 Cypress Gardens Road, Winter Haven, FL 33884.

OTHER MATTERS

         Neither the Company nor any member of its Board of Directors knows of any matter or intends to bring before the meeting any matter other than those referred to in the accompanying Notice of Meeting. However, if any other matters properly come before the meeting, the persons appointed as proxies in the enclosed form of proxy/voting instruction card intend to vote in accordance with their judgment.

         The above Notice of Annual Meeting and Proxy Statement are send by order of the Company's Board of Directors.


July 30, 2001                                           /s/  Nick Pirgousis
                                                        ------------------------
                                                        Nick Pirgousis
                                                        Chairman of the Board

                                    EXHIBIT A
                                    ---------


                                     FORM OF
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                    SYNERGY FOOD SERVICE INTERNATIONAL, INC.



         Nick Pirgousis, being the Chairman of the Board of Synergy Food Service International, Inc., a Florida corporation (the "Corporation"), hereby certifies that:


         1. The name of the Corporation is Synergy Food Service International, Inc. The Corporation was originally incorporated on June 25, 1997.


         2. The Articles of Incorporation of the Corporation were duly amended on February 8, 2001.

         3. These Amended and Restated Articles of Incorporation restate and integrate and further amend the provisions of the Corporation's Articles of Incorporation, as amended.


         4. The terms and provisions of these Amended and Restated Articles of Incorporation were adopted by the Board of Directors of the Corporation pursuant to a written action without a meeting of directors executed as of April 30, 2001. The terms and provisions of these Amended and Restated Articles were approved and adopted by the holders of a majority of the issued and outstanding shares of the Corporation at the annual meeting of the August 29, 2001. The number of votes cast for the Amended and Restated Articles of Incorporation by the shareholders was sufficient for approval.


         5. Pursuant to Sections 607.0704, 607.1003 and 607.1007 of the Florida Business Corporation Act, the text of the Articles of Incorporation of the Corporation, as amended, is hereby amended and restated to read in its entirety as follows:

                                ARTICLE I - NAME
                                ----------------


         The name of the corporation is Synergy Food Service International, Inc. (hereinafter called the "Corporation" or "Synergy").



                              ARTICLE II - PURPOSE
                              --------------------

         The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Florida Business Corporation Act.

                             ARTICLE III - EXISTENCE
                             -----------------------

         The Corporation shall have perpetual existence unless dissolved in the manner provided by law.

                          ARTICLE IV - PRINCIPAL OFFICE
                          -----------------------------

         The address of the registered office of the Corporation in the State of Florida is 3560 Cypress Gardens Drive, Winter Haven, Florida 33884.

                           ARTICLE V - REGISTERED OFFICE AND AGENT
                           ---------------------------------------

         The address of the registered office of the Corporation in the State of Florida is 3560 Cypress Gardens Drive, Winter Haven, Florida 33884. The name of the registered agent at that address is Frank Dolney.

                           ARTICLE VI - CAPITAL STOCK
                           --------------------------

         A.       AUTHORIZED CAPITAL STOCK.
                  -------------------------

                  (1) The maximum aggregate number of shares of common stock, par value of $.001 per share (the "Common Stock"), that this Corporation shall have authority to issue is 100,000,000 shares.

                  (2) The maximum aggregate number of shares of preferred stock, par value $.0001 per share (the "Preferred Stock"), that this Corporation shall have authority to issue is 20,000,000 shares.

                  (3)      No fractional share shall be issued.

                  (4) No shareholder of any stock of the Corporation shall have preemptive rights.

         B.       PREFERRED STOCK.
                  ----------------

                  (1) Authority is hereby vested in the Board of Directors of the Corporation to provide from time to time for the issuance of Preferred Stock in one or more series and, in connection therewith, to fix by resolution providing for the issue of such series the number of shares to be included and such of the designations, powers, preferences and relative participating, optional or other special rights and the qualifications, limitations and restrictions of such series, including, without limitation, voting rights or limitations, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the Florida Business Corporation Act.

                  (2) Shares of any series of Preferred Stock that shall be issued and thereafter acquired by the Corporation through purchase, redemption (whether through the operation of a sinking fund or otherwise), conversion, exchange or otherwise shall, upon appropriate filing and recording to the extent required y law, have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of such series or as part of any other series of Preferred Stock. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, the number of authorized shares of stock of any series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors and appropriate filing and recording to the extent required by law. In case the number of shares of any such series of Preferred Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued shares of Preferred Stock, undesignated as to series.

                              ARTICLE VII - BYLAWS
                              --------------------

         The Bylaws of the Corporation may be altered, amended or repealed or new Bylaws may be adopted at any meeting of the Board of Directors at which a Quorum is present, by the affirmative vote of a majority of the directors present at such meeting; provided, however, that, notwithstanding the foregoing, the affirmative vote of at least a majority of the directors or the holders of at least 66-2/3% of the voting power of the Corporation's voting stock is required to alter, amend or repeal, or adopt any provision inconsistent with the Bylaw provisions described in Article Two, Sections 2, 4 and 5 thereof.

                         ARTICLE VIII - INDEMNIFICATION
                         ------------------------------

         The Corporation shall, to the fullest extent permitted by the laws of Florida, including, but not limited to, Section 607.0850 of the Florida Business Corporation Act, as the same may be amended and supplemented from time to time, indemnify any and all directors and officers of the Corporation and may, in the discretion of the Board of Directors of the Corporation, indemnify any and all other persons whom it shall have power to indemnify under said Section or otherwise under Florida law, from and against any and all of the liabilities, expenses or other matters referred to or covered by said Section. The indemnification provisions contained in the Florida Business Corporation Act shall not be deemed exclusive of any other rights of which those indemnified may be entitled under any bylaw, agreement, resolution of shareholders or disinterested directors, or otherwise. No provision of these Amended and Restated Article s of Incorporation is intended by the Corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the Florida Business Corporation Act upon the Corporation, upon its shareholders, bondholders and security holders, or upon its directors, officers and other corporate personnel, including, in particular, the power of the Corporation to furnish indemnification to directors, officers, employees and agents (and their heirs, executors and administrators) in the capacities defined and prescribed by the Florida Business Corporation Act and the defined and prescribed rights of said persons to indemnification as the same are conferred under the Florida Business Corporation Act.

                             ARTICLE IX - AMENDMENT
                             ----------------------

         This Corporation reserves the right to amend or repeal any provisions contained in these Amended and Restated Articles of Incorporation, or any amendment hereto, and any right conferred upon the shareholders is subject to this reservation. Notwithstanding the foregoing, the affirmative vote of at least a majority of the directors or the holders of at least 66-2/3% of the voting power of the Corporation's voting stock is required to alter, amend or repeal, or adopt any provision inconsistent with the provisions described in
Article VII I or Article VIII.


         IN WITNESS WHEREOF, the undersigned has made and subscribed these Amended and Restated Articles of Incorporation as of the ___ day of ________, 2001.




                                    SYNERGY FOOD SERVICE INTERNATIONAL, INC.



                                    By:
                                        ------------------------------------
                                        Nick Pirgousis, Chairman of the Board

                                    EXHIBIT B
                                    ---------

                    FLORIDINO'S INTERNATIONAL HOLDINGS, INC.

                          2001 EQUITY COMPENSATION PLAN


         The purpose of the Floridino's International Holdings, Inc. 2001 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of Floridino's International Holdings, Inc. (the "Company") and its subsidiaries,
(ii) certain consultants and advisors who perform services for the Company or its subsidiaries, and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, non-qualified stock options and restricted stock. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

1.       ADMINISTRATION

         (a) COMMITTEE. The Plan shall be administered and interpreted by the Board or by a committee appointed by the Board. After an initial public offering of the Company's stock as described in Section 18(b) (a "Public Offering"), the Plan shall be administered by a committee, which may consist of "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury Regulations and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, the Board may ratify or approve any grants as it deems appropriate. If a committee administers the Plan, references in the Plan to the "Board", as they relate to Plan administration, shall be deemed to refer to the committee.

         (b) BOARD AUTHORITY. The Board shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individuals, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction, including the criteria for exerciseability and the acceleration of exerciseability, (iv) amended terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

         (c) BOARD DETERMINATIONS. The Board shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Board's interpretations of the Plan and all determinations made by the Board pursuant to the powers invested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Board shall be executed in its sole discretion, in the best interests of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and it need not be uniform as to similarly situated individuals.

2.       GRANTS

         Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), non-qualified stock options is described in Section 5 ("Non-Qualified Stock Options") (Incentive Stock Options and Non-Qualified Stock Options are collectively referred to as "Options"), and restricted stock is described in Section 6 ("Restricted Stock") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Board deems appropriate and as specified in writing by the Board to the individual in a grant instrument or an amendment to the grant instrument (the "Grant Instrument"). The Board shall approve the form and provisions of each Grant Instrument. Grants under a particular section of the Plan need not be uniform as among the Grantees.

3.       SHARES SUBJECT TO THE PLAN

         (a) SHARES AUTHORIZED. Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (the "Company Stock") that may be issued or transferred under the Plan is 5,000,000 shares. After a public offering, the maximum aggregate number of shares of Company Stock that shall be subject to Grants under the Plan to any individual during any calendar year shall be 500,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are cancelled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan. If shares of Company Stock are used to pay the exercise price of an Option, only the net number of shares received by the Grantee pursuant to such exercise shall be considered to have been issued or transferred under the Plan with respect to such Option, and the remaining number of shares subject to the Option shall again be available for the purposes of the Plan.

         (b) ADJUSTMENTS. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share of such Grants may be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such a judgment shall be eliminated. Any adjustments determined by the Board shall be final, binding and conclusive.


4. ELIGIBILITY FOR PARTICIPATION

         (a) ELIGIBLE PERSONS. All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company's securities.

         (b) SELECTION OF GRANTEES. The Board shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such a manner as the Board determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees".

5. GRANTING OF OPTIONS

         (a) NUMBER OF SHARES. The Board shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

         (b) TYPE OF OPTION AND PRICE.

             (i) The Board may grant Incentive Stock Options that are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code or Non-Qualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Non-Qualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Non-Qualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

             (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Board and may be equal to, greater than, or less than the Fair Market Value, (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of Grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of Grant.

             (iii) If the Company Stock is publically traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a National Securities Exchange or the NASDAQ National Market, the last reported sale price thereof on the relevant date or (if there were no trade on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable, and as the Board determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions of "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Board.

         (c) OPTION TERM. The Board shall determine the term of each Option. The term of any Option shall not exceed ten (10) years from the date of Grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of Grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five (5) years from the date of Grant.

         (d) EXERCISEABILITY OF OPTIONS. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Board and specified in the Grant Instrument. The Board my accelerate the exerciseability of any or all outstanding Options at any time for any reason.

         (e) TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH.

             (i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than Disability, death or termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within ninety (90) days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

             (ii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of termination for Cause by the Company, any Options held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 5, if the Board determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee's termination of employment or service, any Option held by the Grantee shall immediately terminate, and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the exercise price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

             (iii) In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one
(1) year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

             (iv) If the Grantee dies while employed by, or providing service to, the Company within ninety (90) days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one (1) year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

             (v) For purposes of this Section 5(e) and Section 6:

         (A) The term "Company" shall mean the Company and its parent and subsidiary corporations.

         (B) "Employed by, or provide service to, the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Restricted Stock, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Board determines otherwise.

         (C) "Disability" shall mean the Grantee becoming disabled within the meaning of Section 22(e)(3) of the Code.

         (D) "Cause" shall mean, except to the extent specified otherwise by the Board, a finding by the Board that the Grantee (i) has breached his or her employment or service contract with the Company, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proving dishonesty in the course of his or her employment or service, (iii) has disclosed trade secrets or confidential information of the Company to persons who are not entitled to receive such information, or (iv) has engaged in such other behavior detrimental to the interests of the Company as the Board determines.

         (f) EXERCISE AND OPTIONS. A Grantee may exercise an Option as it becomes exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Board (x) in cash, (y) with the approval of the Board, by delivering shares of the Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of Options, subject to such restrictions as the Board deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Board) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, or (z) by such other method as the Board may approve, including after a Public Offering by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. The Board may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions as the Board, in is sole discretion, deems appropriate. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price in the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

         (g) LIMITS ON INCENTIVE OPTIONS. Each Incentive Stock Option shall provide that, if the Fair Market Value of the stock on the date of the Grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or parent or subsidiary, exceeds $100,000, then the Option, as to the excess shall be treated as a Non-Qualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an employee of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code).

6.       RESTRICTED STOCK GRANTS

         The Board may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Grant of Restricted Stock, upon such terms as the Board deems appropriate. The following provisions are applicable to Restricted Stock:

         (a) GENERAL REQUIREMENTS. Shares of Company Stock issued or transferred pursuant to Restricted Stock Grants may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Board. The Board may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Board deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction."

         (b) NUMBER OF SHARES. The Board shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

         (c) REQUIREMENT OF EMPLOYMENT OF SERVICE. If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and all shares of Company Stock must be immediately returned to the Company. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

         (d) RESTRICTIONS ON TRANSFER AND LEGEND ON STOCK CERTIFICATE. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a successor Grantee under Section 8(a). Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares as to such to restrictions when all restrictions of such shares have lapsed. The Board may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions for such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

         (e) RIGHT TO VOTE AND TO RECEIVE DIVIDENDS. During the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Board.

         (f) LAPSE OF RESTRICTIONS. All restrictions imposed on Restricted Stock shall lapse on the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board. The Board may determine, as to any or all Restricted Stock Grants, that the restriction shall lapse without regard to any Restriction.

7. WITHHOLDING OF TAXES

         (a) REQUIRED WITHHOLDING. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Grantee or other persons receiving or exercising grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

         (b) ELECTION TO WITHHOLD SHARES. If the Board so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to a Grant by having shares withheld up to an amount that does not exceed the Grantee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in the form and manner prescribed by the Board and may be subject to the prior approval of the Board.

8. TRANSFERABILITY OF GRANTS

         (a) NON-TRANSFERABILITY OF GRANTS. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted by any specific case by the Board, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proofs satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under applicable laws of descent and distribution.

         (b) TRANSFER OF NON-QUALIFIED STOCK OPTIONS. Notwithstanding the foregoing, the Board may provide, in a Grant Instrument, that a Grantee may transfer Non-Qualified Stock Options to family members, or one or more trust or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Board may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

9.       RIGHT OF FIRST REFUSAL; REPURCHASE RIGHT

         (a) OFFER. Prior to a Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock that `were distributed to him or her under this Plan, and that are transferable, the individual may do so only pursuant to a BONA FIDE written offer, and the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (a) the name of the proposed transferee of the Company stock; (b) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered; (c) the proposed price; (d) all of the terms of the proposed transfer; and (e) a written copy of the proposed offer. Within sixty (60) after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the then current Fair Market Value (as defined in Section 5(b)) and may pay such price in installments over a period not to exceed four (4) years, at the discretion of the Board.

         (b) SALE. In the event the Company (or shareholder, as described below) does not exercise the option to purchase Company Stock, as provided above, the individual shall have the right to sell, encumber, or otherwise dispose of the shares of Company Stock described in subsection (a) at the price and on the terms of the transfer set forth in the written notice to the Company, provided such transfer is affected within fifteen (15) days after the expiration of the option. If the transfer is not effective within such period, the Company must again be given an option to purchase, as provided above.

         (c) ASSIGNMENT OF RIGHTS. The Board, in its sole discretion, may waive the Company's right of first refusal and repurchase right under this Section 9. If the Company's right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, assign such right to the remaining shareholders of the Company in the same proportion that each shareholder's stock ownership bears to the stock ownership of all the shareholders of the Company, as determined by the Board. To the extent that a shareholder has been given such right and does not purchase his or her allotment, the other shareholders shall have the right to purchase such allotment on the same basis.

         (d) PURCHASE BY THE COMPANY. Prior to a Public Offering, if a Grantee ceases to be employed by, or provide service to, the Company, the Company shall have the right to purchase all or part of any Company Stock distributed to him or her under this Plan at its then current Fair Market Value (as defined in Section 5(b)) (or at such other price as may be established in the Grant Instrument); provided, however, that such repurchase shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

         (e) PUBLIC OFFERING. On or after a Public Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 9.

         (f) SHAREHOLDER'S AGREEMENT. Notwithstanding the provisions of this
Section 9, if the Board requires that a Grantee execute a shareholder's agreement with respect to any Company Stock distributed pursuant to this Plan, the provisions of this Section 9 shall not apply to such Company Stock.

10.      CHANGE OF CONTROL OF THE COMPANY
         As used herein, a "Change of Control" shall be deemed to have occurred if:
         (a) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than persons who are shareholders on the effective date of the Plan) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the

Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation will be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

         (b) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger of consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

11.      CONSEQUENCES OF A CHANGE OF CONTROL

         (a) NOTICE AND ACCELERATION. Upon a Change of Control, unless the Board determines otherwise, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control, (ii) all outstanding Options shall automatically accelerate and become fully exercisable and (iii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse.

         (b) ASSUMPTION OF GRANTS. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Board determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced by comparable Options by, the surviving corporation.

         (c) OTHER ALTERNATIVES. Notwithstanding the foregoing, subject to subsection (d) below, in the event of a Change of Control, the Board may take one or both of the following actions: The Board may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock, subject to the Grantee's unexercised Options, exceeds the Exercise Price of the Options, or (ii) after giving Grantee's an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Board deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Board may specify.

         (d) LIMITATIONS. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Board shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that will make the Change of Control ineligible for pooling of interests accounting treatment or that will make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

12.      REQUIREMENTS FOR ISSUANCE OR TRANSFER OF SHARES

         (a) SHAREHOLDER'S AGREEMENT. The Board may require that a Grantee execute a shareholder's agreement with such terms as the Board deems appropriate, with respect to any Company Stock issued or distributed pursuant to this Plan.

         (b) LIMITATIONS ON ISSUANCE OR TRANSFER OF SHARES. No Company Stock shall be issued or transferred in connection with any grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock having complied with to the satisfaction of the Board. The Board shall have the right to condition any Grant made to any Grantee hereunder of such Grantee undertaking in writing to comply with such restrictions in his or her subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations including any requirement that a legend be placed thereon.

         (c) LOCK-UP. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), a Grantee (including any successor or assign) shall not sell or otherwise transfer any shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period"). Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten Public Offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such a Market Standoff Period.

13.      AMENDMENT AND TERMINATION OF THE PLAN

         (a) AMENDMENT. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval and such approval is required in order for Incentive Stock Options granted or to be granted under the Plan to meet the requirements of Section 422 of the Code or, after a Public Offering, such approval is required in order to exempt compensation under the Plan from the deduction limit under Section 162(m) of the Code.

         (b) TERMINATION OF PLAN. The Plan shall terminate on the day immediately preceding the tenth (10th ) anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

         (c) TERMINATION AND AMENDMENT OF OUTSTANDING GRANTS. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the right of the Grantee unless the Grantee consents or unless the Board acts under Section 19(b). The termination of the Plan shall not impair the power and authority of the Board with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under
Section 19(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

         (d) GOVERNING DOCTRINE. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

14. FUNDING OF THE PLAN

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets assure the payment of any grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

15. RIGHT OF PARTICIPANTS

         Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by, or in the employ of, the Company or any other employment right.

16. NO FRACTIONAL SHARES

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any grant. The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any right thereto shall be forfeited or otherwise eliminated.

17. HEADINGS

         Section headings are for reference only. In the event of a conflict between the title and the content of a Section, the content of the Section shall control.

18. EFFECTIVE DATE OF THE PLAN

         (a) EFFECTIVE DATE. Subject to approval by the Company shareholders, the Plan shall be effective on April 30, 2001.

         (b) PUBLIC OFFERING. The provisions of the Plan that refer to a Public Offering, or that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act or Section 162(m) of the Code, shall be effective, if at all, upon initial registration of the Company Stock under Section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such stock is so registered.

19. MISCELLANEOUS

         (a) GRANTS IN CONNECTION WITH CORPORATE TRANSACTIONS AND OTHERWISE. Nothing contained in this Plan shall be construed (i) limit the right of the Board to make grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise of the business or assets of any corporation, firm or association, including grants to employees thereof who have become employees of the Company, or for other profit corporate purposes or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Board may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries and substitution for a Stock Option or a Restricted Stock Grant made by such corporation. The terms and conditions of the substitute Grants may vary from the terms and conditions require by the Plan and from those of the substituted stock incentive. The Board shall prescribe the provisions of the substitute Grants.

         (b) COMPLIANCE WITH LAW. The Plan, the exercise of Options and the obligations of the Company to issue a transfer of shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, after a Public Offering it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of
Section 162(m) of the Code, after a Public Offering, and Section 422 of the Code. To the extent that any legal requirement of Section 16 of the Exchange Act or Sections 162 (m) or 422 of the Code as set forth in the Plan cease to be required under Section 16 of the Exchange Act or Sections 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Board may revoke any Grant if it is contrary to law or modify a Grant bringing it into compliance with any valid and mandatory government regulation. The Board may also adopt the rules regarding the withholding of taxes and payments to Grantees. The Board may, in its sole discretion, agree to limit its authority under the Section.

         (c) GOVERNING LAW. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance to the laws of the State of Florida, without giving effect to the conflict of laws provisions thereof.

                                 ISO GRANT FORM
                                     [FORM]
                    FLORIDINO'S INTERNATIONAL HOLDINGS, INC.
                          2001 EQUITY COMPENSATION PLAN
                           INCENTIVE STOCK OPTION PLAN

         This STOCK OPTION GRANT, dated as of ________, (the "Date of Grant"), is delivered by Floridino's International Holdings, Inc. (the "Company") to __________ ("Grantee").

                                    RECITALS

A. The Floridino's International Holdings, Inc., 2001 Equity Compensation Plan (the "Plan") provides the grant of options to purchase shares of common stock of the Company. The Board of Directors of the Company (the "Board") has decided to make a stock option grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders. A copy of the Plan is attached.

B. The Board has authorized to appoint a committee to administer the Plan. If a committee is appointed, all references in this Agreement to the "Board" shall be deemed to refer to the committee. NOW, THEREFORE, the parties to this agreement, intending to be legally bound hereby, agree as follows:

1.       GRANT OF OPTION.

         (a) Subject to the terms and conditions set forth in this Agreement, and in the Plan, the Company hereby grants to Grantee and option (the "Option") to purchase ________ shares of common stock of the Company (the "Shares") at an exercise of $______ per Share. The Option shall become exercisable according to Paragraph 2 below.

         (b) The Option is designated as an incentive stock option, under
Section 422 of the Internal Revenue Code of 1986, a amended (the "Code"). However, as described in Paragraph 5 below, under certain circumstances the Option may not qualify as an incentive stock option.

2.       EXERCISABILITY OF OPTION.

         The Option shall become exercisable on the following date, if the Grantee is employed by the Company (as defined in the Plan), on the applicable date:

DATE SHARES FOR WHICH THE OPTION IS EXERCISABLE


         The exercisability of the Option is cumulative but shall not exceed
100%.

3.       TERM OF OPTION.

         (a) The Option shall have a term of ten (10) years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated on an earlier date pursuant to the provisions of this Agreement or the Plan.

         (b) The Option shall automatically terminate upon the happening of the first of the following events:

             (i) The expiration of the 90-day period after the Grantee ceases to be employed by, or provide service to, the Company, if the termination is for any reason other than Disability (as defined in the Plan), death or Cause (as defined in the Plan).

             (ii) The expiration of the 1-year period after the Grantee ceases to be employed by, or provide service to, the Company on account of the Grantee's Disability.

             (iii) The expiration of the 1-year period after the Grantee ceases to be employed by, or provide service to, the Company if the Grantee dies while employed by, or providing service to, the Company or within 90 days after the Grantee ceases to be so employed or provide services on account of a termination described in subparagraph (i) above.

             (iv) The date on which the Grantee ceases to be employed by, or provide service to, the Company for Cause. In addition, notwithstanding the prior provisions of this Paragraph 3, if the Grantee engages in conduct that constitutes Cause after the Grantee's employment or service terminates, the Option shall immediately terminate.

         Notwithstanding the foregoing, in no event may the Option be exercised after the date that is ten (10) years from the Date of Grant. Any portion of the Option that is not exercisable at the time the Grantee ceases to be employed by, or provide services to, the Company shall immediately terminate.

4.       EXERCISE PROCEDURES.

         (a) Subject to the provisions of Paragraph 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Board written notice of intent to exercise in a manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised. On the delivery date, the Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Board by delivering Shares of the Company which shall be valued at their Fair

Market Value on the date of delivery, or (iii) by such other method as the Board may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. The Board may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.

         (b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Board, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other persons exercising the Option after the Grantee's death) represent that the Grantee is purchasing Shares for the Grantee's own account and not with the view to or for selling in connection with any distribution of the Shares, or such other representations as the Board deems appropriate. All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Board approval, the Grantee may elect to satisfy any income tax withholding obligation of the Company with respect to the Option by having Shares withheld up to an amount that does not exceed the applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5.       DESIGNATION AS INCENTIVE STOCK OPTION.

         (a) This Option is designated an incentive stock option under Section 422 of the Code. However, in order for an option to be an incentive stock option under the Code the option plan must be approve by the shareholders within twelve
(12) months before and after the date the plan is adopted. If the shareholders of the Company fail to approve the adoption of the plan within one (1) year after the Board adopted the plan, or if the Internal Revenue Service otherwise determines that the option does not meet the requirements of an incentive stock option, the option will not be taxed as an incentive stock option.

         (b) In addition, if the aggregate fair market value of the stock on the date of the grant with respect to which incentive stock options are exercisable for the first time by the Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a non-qualified stock option that does not meet the requirements of Section 422. If and to the extent that the Option fails to qualify as an incentive stock option under the Code, the Option shall remain outstanding according to its terms as a non-qualified stock option.

         (c) The Grantee understands that favorable incentive stock option tax treatment is available only if the Option is exercised while the Grantee is an employee of the Company or a parent or subsidiary or within a time specified in the Code after the Grantee ceases to be an employee.

         (d) The Company makes no representation with respect to whether or not the Option will qualify as an incentive stock option. The Grantee should consult with his or her tax advisor regarding the tax consequences of the Option.

6.       CHANGE OF CONTROL.

         The provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Board may take such actions as it deems appropriate pursuant to the Plan.

7.       RIGHT OF FIRST REFUSAL; REPURCHASE RIGHT; SHAREHOLDER'S AGREEMENT.

         As a condition of receiving this Option, the Grantee hereby agrees that all Shares issued under the Plan shall be subject to a right of first refusal and repurchase right as described in the Plan, and the Board may require that the Grantee (or other person exercising the Option) execute a shareholder's agreement, in such form as the Board determines, with respect to all Shares issued upon the exercise of the Option before a Public Offering of the Company's stock.

8.       RESTRICTIONS ON EXERCISE.

         Only the Grantee may exercise the Option during the Grantee's lifetime. After the Grantee's death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

9.       GRANT SUBJECT TO PLAN PROVISIONS.

         This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and on all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Board in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Board shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

10.      NO EMPLOYMENT OR OTHER RIGHTS.

         The grant of the Option shall not confer upon the Grantee any rights to be retained by or in the employ or service of the Company and shall not interfere in any way with the right of the

Company to terminate the Grantee's employment or service at any time. The right of the Company to terminate at will the Grantee's employment or service at any time for any reason is specifically reserved.

11.      NO SHAREHOLDER RIGHTS.

         Neither the Grantee, nor any person entitled to exercise the Grantee's rights in the event of the Grantee's death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

12.      ASSIGNMENT AND TRANSFERS.

         The rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company's parents, subsidiaries and affiliates. This Agreement may be assigned by the Company without the Grantee's consent.

13.      APPLICABLE LAW.

         The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the conflicts of laws provisions thereof.

14.      NOTICE.

         Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the Chief Executive Officer at 3560 Cypress Gardens Drive, Winter Haven, Florida 33884, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Company, or such other address as the Grantee may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopier enclosed in a properly sealed envelope addressed to stated above, registered and deposited, postage pre-paid, in a post office regularly maintained by the United States Postal Service.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest to this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.



                                       Floridino's International Holdings, Inc.
ATTEST:

                                        By:
-------------------------                   -----------------------------
                                            Name:  William C. Keeler
                                            Title:  Chief Executive Officer



                                        ACCEPTED:

                                        ---------------------------------
                                         Grantee

                                   APPENDIX A

                    FLORIDINO'S INTERNATIONAL HOLDINGS, INC.
                    AND SUBSIDIARIES AUDIT COMMITTEE CHARTER

         The primary function of the Audit Committee of the Board of Directors is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

         In meeting its responsibilities, the Audit Committee (the "Committee") will:

         1. Provide an open avenue of communication between the internal auditors, the independent accountant, and the Board of Directors.

         2. Review and update the Committee's charter annually.

         3. Recommend to the Board of Directors the independent accountant to be nominated, approve the compensation of the independent account and review and approve the discharge of the independent accountant.

         4. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal audit.

         5. Confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

         6. Inquire of management, the director of internal auditing, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

         7. Consider, in consultation with the independent accountant and the director of internal auditing, the audit scope and plan of the internal auditors and the independent accountant.

         8. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

         9. Review with the director of internal auditing and the independent accountant the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

         10. Consider and review with the independent accountant and the director of internal auditing:


                                     APP-1

                  a. The adequacy of the Company's internal controls including computerized information system controls and security.

                  b. Any related significant findings and recommendations of the independent accountant and internal auditing, together with management's responses thereto.

         11. Review with management and the independent accountant at the completion of the annual examination:

                  a. The Company's annual financial statements and related footnotes.

                  b. The independent accountant's audit of the financial statements and their report thereon.

                  c. Any significant changes required in the independent accountant's audit plan.

                  d. Any serious difficulties or disputes with management encountered during the course of the audit.

                  e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

         12. Consider and review with management and the director of internal auditing:

                  a. Significant findings during the year and management's responses thereto.

                  b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

                  c. Any changes required in the planned scope of their audit plan.

                  d. The internal auditing department budgeting and staffing.

         13. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.

         14. Review with the director of internal auditing and the independent accountant the results of their review of the Company's monitoring compliance with the Company's code of conduct.


                                     APP-2

         15. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

         16. Meet with the director of internal auditing, the independent accountant, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

         17. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

         18. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

         19. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigations.

         20. The Committee shall meet at least two (2) times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

         21. The Committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

         The membership of the Committee shall consist of at least two (2) independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. Committee members and the Committee Chairperson shall be designated by the full Board of Directors.

         The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board of Directors.


                                     APP-3

                    FLORIDINO'S INTERNATIONAL HOLDINGS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS


                           Wednesday, August 29, 2001
                8:00 A.M.Floridino's International Holdings, Inc.
                            3560 Cypress Gardens Road
                             Winter Haven, FL 33884

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT ANNUAL MEETING ON WEDNESDAY, AUGUST 29, 2001.


The shares of Common Stock you hold in your account will be voted as specified on the proxy card.


IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4 and 5.


         By signing the proxy, you revoke all prior proxies and appoint Nick Pirgousis and Frank Dolney, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come up before the Annual Meeting and all adjournments.

         Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Floridino's International Holdings, Inc., c/o Shareholder Services, 3560 Cypress Gardens Road, Winter Haven, FL 33884.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 , 3, 4 AND 5.

PROPOSAL 1
----------


         Authority to vote for the Amendment and Restatement of the Company's Articles of Incorporation to increase the authorized shares of Common Stock from 25,000,000 to 100,000,000.

             [   ] GRANT               [   ] WITHHOLD           [   ] ABSTAIN



PROPOSAL 2
----------


         Authority to vote for the Amendment and Restatement of the Company's Articles of Incorporation to provide for 20,000,000 shares of preferred stock

             [   ] GRANT               [   ] WITHHOLD           [   ] ABSTAIN

PROPOSAL 3
----------

         Authority to vote for the Amendment and Restatement of the Company's Articles of Incorporation to amend the Company's Articles of Incorporation to change the Company's name to "Synergy Food Service International, Inc.".

             [   ] GRANT               [   ] WITHHOLD           [   ] ABSTAIN


PROPOSAL 4
----------


         Authority to vote for the election of Nick Pirgousis, Frank Dolney, William C. Keeler and Roman Fisher as directors of the Company to serve until the 2002 Annual Meeting. You may withhold authority to vote for a nominee by lining through his name.

             [   ] GRANT               [   ] WITHHOLD           [   ] ABSTAIN


         (INSTRUCTIONS: To withhold authority for any individual nominee, write that nominee's name in the space below.)

         -------------------------------------------------------------------

PROPOSAL 5
----------

         Ratify the Company's 2001 Equity Compensation Plan.

             [   ] GRANT               [   ] WITHHOLD           [   ] ABSTAIN

         In their discretion, the Proxies are authorized to vote upon other business as may come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5

Dated:       , 2001                            -----------------------------
      -------                                  (Signature)

                                               -----------------------------
                                               (Signature)

                                               Shareholders must sign exactly
                                               as the name appears at left.
                                               When signed as a corporate
                                               officer, executor,
                                               administrator, trustee,
                                               guardian, etc., please give full
                                               title as such. Both joint
                                               tenants must sign.